SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Capital Trust
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity 130/30 Large Cap Fund

Fidelity Large Cap Growth Fund

Fidelity Tax Managed Stock Fund

Dear Shareholder:

Special meetings of shareholders of the Fidelity funds mentioned above ("target funds") will be held on May 14, 2013. The purpose of the meetings is to provide you with the opportunity to vote on an important matter affecting your fund. A separate proposal is presented for each fund. You may be entitled to vote on more than one proposal if you own more than one fund.

In each case, a target fund is proposed to be acquired by Fidelity Stock Selector All Cap Fund. Depending on which fund(s) you own, you are being asked to approve an Agreement and Plan of Reorganization relating to the proposed acquisition. As a shareholder of one or more of the target funds, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for the proposal affecting your fund(s).

The following Q&A is provided to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of each proposal.

Please be advised that if shareholders do not approve the proposal for a target fund, the Board of Trustees may consider other options for the reorganization or liquidation of the fund.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

James C. Curvey
Chairman

Important information to help you understand and vote on the proposal(s)

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. You are entitled to vote on the proposal(s) affecting your fund(s). You may be entitled to vote on more than one proposal if you own more than one fund. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

A separate proposal is presented for each fund. In each case, a "target fund" is proposed to be acquired by Fidelity Stock Selector All Cap Fund. Depending on which fund(s) you own, you are being asked to approve an Agreement and Plan of Reorganization ("Agreement") relating to the proposed acquisition as follows:

130/30 Large Cap Proposal: Shareholders of 130/30 Large Cap are being asked to approve the Agreement relating to the proposed acquisition of 130/30 Large Cap by Stock Selector All Cap.

Large Cap Growth Proposal: Shareholders of Large Cap Growth are being asked to approve the Agreement relating to the proposed acquisition of Large Cap Growth by Stock Selector All Cap.

Tax Managed Stock Proposal: Shareholders of Tax Managed Stock are being asked to approve the Agreement relating to the proposed acquisition of Tax Managed Stock by Stock Selector All Cap.

Approval of each Reorganization will be determined solely by approval of the shareholders of the target fund affected. It will not be necessary for all Reorganizations to be approved for any one of them to occur.

If the Agreement relating to your fund is approved by your fund's shareholders and the related Reorganization occurs, you will become a shareholder of Stock Selector All Cap instead. Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the closing date, which is anticipated to be June 21, 2013.

How will you determine the number of shares of Stock Selector All Cap that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of your fund's Reorganization. As provided in each Agreement, each target fund will distribute shares of Stock Selector All Cap to its shareholders so that each shareholder will receive the number of full and fractional shares of Stock Selector All Cap equal in value to the net asset value of shares of the target fund held by such shareholder on the closing date.

Has the Board of Trustees approved the proposal for my fund?

Yes. Each fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization for each fund. The Board of Trustees unanimously recommends that you vote in favor of your fund's Reorganization by approving your fund's Agreement.

What are the reasons for each proposal?

Each fund's Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund's Reorganization by approving your fund's Agreement:

130/30 Large Cap Proposal: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.42% to 0.57% of average net assets (including performance adjustments, but excluding dividend and interest on securities sold short), depending on class. The expected net expense reduction excludes 130/30 Large Cap's dividend and interest expense on securities sold short, since Stock Selector All Cap does not incur such an expense.

Large Cap Growth Proposal: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.07% to 0.15% of average net assets (including performance adjustments), depending on class. Expenses of Institutional Class are expected to remain the same.

Tax Managed Stock Proposal: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.12% to 0.21% of average net assets (including performance adjustments), depending on class.

Assuming all proposals are approved, what is the projected net expense reduction for each class?

Based on the data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders of each class of each fund are expected to benefit from an approximate net expense reduction (including performance adjustments), as shown below:

Fund/Class:	Projected net expense reduction:

130/30 Large Cap
Class A	0.44%A
Class T	0.44%A
Class B	0.42%A
Class C	0.43%A
Institutional Class	0.49%A
Retail Class	0.57%A

Large Cap Growth
Class A	0.09%
Class T	0.12%
Class B	0.07%
Class C	0.08%
Institutional Class	no change
Retail Class	0.15%

Tax Managed Stock
Class A	0.12%
Class T	0.14%
Class B	0.12%
Class C	0.13%
Institutional Class	0.14%
Retail Class	0.21%

A Excluding dividend and interest expense on securities sold short.

Is a Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its Reorganization will not result in any gain or loss for federal income tax purposes to either fund involved in that Reorganization or to the shareholders of either fund, except that a target fund may recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

How do each target fund's investment objectives, strategies, policies, limitations, and risks compare to those of Stock Selector All Cap?

All of the funds are equity funds that invest primarily in common stocks and are exposed to the risks associated with investing in stocks. The target funds typically make their investments directly, while Stock Selector All Cap invests in sector central funds, which invest in stocks. Although each target fund has investment objectives, principal investment strategies, and principal investment risks similar to those of Stock Selector All Cap, there are some differences. Please refer to the proxy statement for more information.

Who manages the Stock Selector All Cap Fund?

Fidelity Stock Selector All Cap Fund adopted a multi-manager, sector-based investment structure in 2009. Christopher Sharpe and Geoff Stein are the lead co-managers. The lead co-managers have primary responsibility for the day-to-day strategic oversight of Stock Selector All Cap, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. Certain co-managers manage the sector central funds and assist the lead co-managers in formulating Stock Selector All Cap's sector allocation strategy.

Who bears the expenses associated with the reorganization?

Each target fund will bear the costs of its Reorganization, provided that expenses exceeding a class's expense cap will be paid by Fidelity Management & Research Co. (FMR).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if a proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (May 14, 2013), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal for a target fund, the Board of Trustees may consider other options for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 18, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor 130/30 Large Cap Fund

Fidelity Advisor Strategic Growth Fund

Fidelity Advisor Large Cap Growth Fund

Fidelity Advisor Tax Managed Stock Fund

Dear Shareholder:

Special meetings of shareholders of the Fidelity funds mentioned above ("target funds") will be held on May 14, 2013. The purpose of the meetings is to provide you with the opportunity to vote on an important matter affecting your fund. Four separate proposals are presented. You may be entitled to vote on more than one proposal if you own more than one fund.

In each case, a target fund is proposed to be acquired by Fidelity Stock Selector All Cap Fund. Depending on which fund(s) you own, you are being asked to approve an Agreement and Plan of Reorganization relating to the proposed acquisition. Advisor class shareholders of a target fund will receive Advisor class shares of Fidelity Stock Selector All Cap Fund as a result of each proposed acquisition. As a shareholder of one or more of the target funds, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for the proposal affecting your fund(s).

The following Q&A is provided to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of each proposal.

Please be advised that if shareholders do not approve the proposal for a target fund, the Board of Trustees may consider other options for the reorganization or liquidation of the fund.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

James C. Curvey
Chairman

Important information to help you understand and vote on the proposal(s)

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. You are entitled to vote on the proposal(s) affecting your fund(s). You may be entitled to vote on more than one proposal if you own more than one fund. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Four separate proposals are presented. In each case, a "target fund" is proposed to be acquired by Fidelity Stock Selector All Cap Fund. Depending on which fund(s) you own, you are being asked to approve an Agreement and Plan of Reorganization ("Agreement") relating to the proposed acquisition, as follows:

Proposal 1 (130/30 Large Cap): Shareholders of 130/30 Large Cap are being asked to approve the Agreement relating to the proposed acquisition of 130/30 Large Cap by Stock Selector All Cap.

Proposal 2 (Advisor Strategic Growth): Shareholders of Advisor Strategic Growth are being asked to approve the Agreement relating to the proposed acquisition of Advisor Strategic Growth by Stock Selector All Cap.

Proposal 3 (Large Cap Growth): Shareholders of Large Cap Growth are being asked to approve the Agreement relating to the proposed acquisition of Large Cap Growth by Stock Selector All Cap.

Proposal 4 (Tax Managed Stock): Shareholders of Tax Managed Stock are being asked to approve the Agreement relating to the proposed acquisition of Tax Managed Stock by Stock Selector All Cap.

Approval of each Reorganization will be determined solely by approval of the shareholders of the target fund affected. It will not be necessary for all four Reorganizations to be approved for any one of them to occur.

If the Agreement relating to your fund is approved by your fund's shareholders and the related Reorganization occurs, you will become a shareholder of Stock Selector All Cap instead. Each shareholder will receive shares of the corresponding class of Stock Selector All Cap, as shown in the table below. Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on the closing date, which is anticipated to be June 21, 2013.

Class of shares of the fund you currently own*:	Class of shares you will receive if your fund's Reorganization is approved:

Class A	Stock Selector All Cap: Class A
Class T	Stock Selector All Cap: Class T
Class B	Stock Selector All Cap: Class B
Class C	Stock Selector All Cap: Class C
Institutional Class	Stock Selector All Cap: Institutional Class
Retail Class	Stock Selector All Cap: Fidelity Stock Selector All Cap Fund (retail class)

How will you determine the number of shares of Stock Selector All Cap that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of your fund's Reorganization. As provided in each Agreement, each target fund will distribute shares of Stock Selector All Cap to its shareholders so that each shareholder will receive the number of full and fractional shares of Stock Selector All Cap equal in value to the net asset value of shares of the target fund held by such shareholder on the closing date.

Has the Board of Trustees approved the proposal for my fund?

Yes. Each fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization for each fund. The Board of Trustees unanimously recommends that you vote in favor of your fund's Reorganization by approving your fund's Agreement.

What are the reasons for each proposal?

Each fund's Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund's Reorganization by approving your fund's Agreement:

Proposal 1 - 130/30 Large Cap: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.42% to 0.57% of average net assets (including performance adjustments, but excluding dividend and interest on securities sold short), depending on class. The expected net expense reduction excludes 130/30 Large Cap's dividend and interest expense on securities sold short, since Stock Selector All Cap does not incur such an expense.

Proposal 2 - Advisor Strategic Growth: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current contractual expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.12% to 0.19% of average net assets (including performance adjustments), depending on class.

Proposal 3 - Large Cap Growth: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.07% to 0.15% of average net assets (including performance adjustments), depending on class. Expenses of Institutional Class are expected to remain the same.

Proposal 4 - Tax Managed Stock: The Board considered that the Reorganization will permit shareholders to pursue similar investment goals in a larger combined fund that has a similar investment objective. The Board also considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes, and that based on data for the 12 months ended September 30, 2012, and assuming all fund Reorganizations are approved, shareholders are expected to benefit from a reduction in net expenses (i.e., taking into account the fund's current expense arrangements including, to the extent applicable, the fund's current voluntary expense cap).

Based on data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders are expected to benefit from a net expense reduction of 0.12% to 0.21% of average net assets (including performance adjustments), depending on class.

Assuming all proposals are approved, what is the projected net expense reduction for each class?

Based on the data for the 12 months ended November 30, 2012, and assuming all proposals are approved, shareholders of each class of each fund are expected to benefit from an approximate net expense reduction (including performance adjustments), as shown below:

Fund/Class:	Projected net expense reduction:

130/30 Large Cap
Class A	0.44%A
Class T	0.44%A
Class B	0.42%A
Class C	0.43%A
Institutional Class	0.49%A
Retail Class	0.57%A

Advisor Strategic Growth
Class A	0.14%
Class T	0.14%
Class B	0.12%
Class C	0.13%
Institutional Class	0.19%

Large Cap Growth
Class A	0.09%
Class T	0.12%
Class B	0.07%
Class C	0.08%
Institutional Class	no change
Retail Class	0.15%

Tax Managed Stock
Class A	0.12%
Class T	0.14%
Class B	0.12%
Class C	0.13%
Institutional Class	0.14%
Retail Class	0.21%

A Excluding dividend and interest expense on securities sold short.

Is a Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its Reorganization will not result in any gain or loss for federal income tax purposes to either fund involved in that Reorganization or to the shareholders of either fund, except that a target fund may recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

How do each target fund's investment objectives, strategies, policies, limitations, and risks compare to those of Stock Selector All Cap?

All of the funds are equity funds that invest primarily in common stocks and are exposed to the risks associated with investing in stocks. The target funds typically make their investments directly, while Stock Selector All Cap invests in sector central funds, which invest in stocks. Although each target fund has investment objectives, principal investment strategies, and principal investment risks similar to those of Stock Selector All Cap, there are some differences. Please refer to the proxy statement for more information.

Who manages the Stock Selector All Cap Fund?

Fidelity Stock Selector All Cap Fund adopted a multi-manager, sector-based investment structure in 2009. Christopher Sharpe and Geoff Stein are the lead co-managers. The lead co-managers have primary responsibility for the day-to-day strategic oversight of Stock Selector All Cap, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. Certain co-managers manage the sector central funds and assist the lead co-managers in formulating Stock Selector All Cap's sector allocation strategy.

Who bears the expenses associated with the reorganization?

Each target fund will bear the costs of its Reorganization, provided that expenses exceeding a class's expense cap will be paid by Fidelity Management & Research Co. (FMR).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if a proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (May 14, 2013), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal for a target fund, the Board of Trustees may consider other options for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 18, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card(s) and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Form of Proxy Card: Fidelity® 130/30 Large Cap Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Jason Pogorelec, and Alan J. Lacy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 14, 2013 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Mt. Vernon Street Trust

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity 130/30 Large Cap Fund to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity 130/30 Large Cap Fund's liabilities, in complete liquidation of Fidelity 130/30 Large Cap Fund.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[MAPS CODE-PXC-month and year of mail date]

Form of Proxy Card: Fidelity Advisor® Strategic Growth Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Jason Pogorelec, and Alan J. Lacy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 14, 2013 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Advisor Series I

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Strategic Growth Fund to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Advisor Strategic Growth Fund's liabilities, in complete liquidation of Fidelity Advisor Strategic Growth Fund.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[MAPS CODE-PXC-month and year of mail date]

Form of Proxy Card: Fidelity® Large Cap Growth Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Jason Pogorelec, and Alan J. Lacy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 14, 2013 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Devonshire Trust

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
3.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Large Cap Growth Fund to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Large Cap Growth Fund's liabilities, in complete liquidation of Fidelity Large Cap Growth Fund.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[MAPS CODE-PXC-month and year of mail date]

Form of Proxy Card: Fidelity® Tax Managed Stock Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Jason Pogorelec, and Alan J. Lacy, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 14, 2013 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Beacon Street Trust

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
4.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Tax Managed Stock Fund to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Tax Managed Stock Fund's liabilities, in complete liquidation of Fidelity Tax Managed Stock Fund.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[MAPS CODE-PXC-month and year of mail date]

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 ("1-" may/may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting and Proxy Statement
http://www.xxxxxxx

[Prospectus (included in the case of a merger)
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

[tree with arrow logo]	Choose eDelivery Secure. Convenient. Green. Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.3.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

Subject Line: Fidelity Funds Special Meeting of Shareholders

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This [email/e-mail] notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address[es]:

[Letter to Shareholders,] [Notice of Meeting/Notice of Meeting,] and Proxy Statement
http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus http://xxxxx]

If your email software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this email since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure email.

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving [email/e-mail] notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.3.0

© 2012 FMR LLC.
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

Subject Line: Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote by clicking the "Proxy Voting" link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic proxy materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch-tone telephone. If you vote through the Internet link, you will be required to enter the control number. For touch-tone, you will be required to enter the control number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders,] [Notice of Meeting/Notice of Meeting,] and Proxy Statement
http://www.xxxxxxx

[Included if merger: Prospectus:
http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.2.1

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Fidelity Funds Special Meeting of Shareholders

[Green Line with arrow logo]

Important proxy material is available for your review	Fidelity Investments and pyramid design Turn Here logo.
Quick Links
Get Assistance

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials electronically. This email notification contains information specific to your holding(s) in the security identified below in your Fidelity Investments (Fidelity) brokerage account(s). Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year]]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

If voting via touch-tone phone, you will be required to enter the CONTROL number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders,] [Notice of Meeting/Notice of Meeting,] and [Proxy Statement/Proxy Statement:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic proxy materials, you may need Adobe® Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday, 8:00 a.m. to midnight Eastern time, and Saturday, 8:00 a.m. to 6:30 p.m. Eastern time.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your proxy materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

You have a right to receive these materials in paper format. To request a paper copy of proxy materials relating to a Fidelity fund at no cost, please contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

For questions, please call Fidelity at 1-800-544-6666. Representatives are available 24 hours a day, 7 days a week. To contact us about this message, please do not reply to this email; go to Fidelity.com/contactus to send a secure email.

Thank you for choosing Fidelity.

Fidelity.com	Contact Us	Email Preferences	Privacy Policy	Legal Information

If you do not want to receive account service communications (such as status of Rollover or Transfer of Assets transactions) via email from Fidelity Personal Investments, you may change your email preferences at any time.

Fidelity Brokerage Services LLC, Member NYSE, SIPC 900 Salem Street, Smithfield, RI 02917

625484.4.0 C23767 01

© 2012 FMR LLC All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Fidelity Funds Special Meeting of Shareholders

[Fidelity Investments pyramid design and Turn Here logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] Special Meeting of Shareholders (format of trust and fund names can be all caps or combination of upper and lower case letters)
Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)
For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s}/link(s)]:

[Letter to Shareholders,] Notice of Meeting, and Proxy Statement (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109

625428.4.0

© 2013 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 6, ELSEIF caller presses 0 go to Speech 2

Go to Closing B

Speech 3	Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 3a, ELSEIF go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 3a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 3b	Press 1 to withhold for another nominee, Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 3a, ELSEIF the caller presses 0 go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 5	Proposal 3: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Proposals will repeat until all proposals have been voted
Go to Closing B once all proposals have been voted

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1. If incorrect, Press 0.

If caller presses 1 go to Speech 6, ELSEIF the caller presses 0 go to Speech 2

Speech 6	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 7

Speech 7	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version
www.2votemyproxy.com

[Upon log-in shareholder sees Screen 1]

SCREEN 1
"Log-in Screen"

Link 1 - (right justified)

View Proxy Materials

[link to all electronic proxy materials]

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Input A - (left justified)

Please enter the Control Number from your Proxy Card or e-Mail Notification:

Input B - (centered)

[VOTE]

Graphic I - (left justified)
[Sample proxy card appears here to help shareholder identify the location of the control number on a proxy card]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon input of Control Number and selection of input B ("Vote" button) shareholder is directed to Screen 2]

SCREEN 2
"Voting Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (centered)

You are encouraged to specify your choices by marking your selection[s] below. To submit your vote, please select the SUBMIT button at the bottom of the screen. If you do not select a vote option for a proposal, your vote for that proposal will be cast in accordance with the recommendation of the Board of Trustees

Text 3 - (left justified)

Proposal[s]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]:

Input A - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[ ] For [ ] Withhold (will appear next to each nominee name)

Input B - (left justified)

2	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input C - (left justified)

3	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input D - (left justified)

4	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input E - (left justified)

5	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Input F - (centered)

You will have an opportunity to confirm that your [selections were/selection was] properly recorded after you submit your vote. If you would like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to
appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

Links - (centered)

[Show Current Proxy Materials] [Show All Proxy Materials]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Submit" button shareholder is directed to Vote Confirmation Screen (Screen 3)]

SCREEN 3
"Vote Confirmation Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: "Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[If email confirmation was requested on the "Voting Screen":] An email with confirmation of this vote will be sent to: [email address]

Hyperlink 1 - (centered)

[Change My Vote]

[Directs shareholder to Screen 2 "Voting Screen" to change vote]

Hyperlink 2 - (centered)

[Print]

[Directs shareholder to "Proxy Vote Summary Page"]

Hyperlink 3 - (centered)

[Vote Another Proxy]

[Directs shareholder to Screen 1 "Log-in Screen"]

Hyperlink 4 - (centered)

[Exit Internet Proxy Voting Service]

[Directs shareholder to Screen 4 "Exit Screen"]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Exit Internet Proxy Voting Service" button on Screen 3 shareholder is directed to Screen 4]

SCREEN 4
"Exit Screen"

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Thank you for voting.

Have a nice day!

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of the "Print" button on Screen 3 a summary in the following form prints]

Form of

"Proxy Vote Summary Page"

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: "Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1
	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

[If shareholder requests email confirmation on Screen 2 "Voting Screen", a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

[Trust Name: Fund Name]
The Special Meeting of Shareholders to be held on [Meeting Date]
Date: xx/xx/xxxx
Time: XXXX
Control Number: *********XXXXX

Vote Received: [For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)

Proposal 1:	[Title of proposal to be inserted] [for Trustee Elections, the proposal number will repeat with each nominee listed on a separate line with indication of how the shareholder voted indicated above]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 2:	[Title of proposal to be inserted]	[

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 3:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 4:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 5:	[Title of proposal to be inserted]

Text - (left justified)

Dear Shareholder:

In connection with the above-referenced Special Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated above in accordance with your voting instructions. You may call toll-free at 1-800-991-5630 and follow the recorded voting instructions. You will need your entire Control Number to vote.

On behalf of Fidelity Investments, thank you for your participation and cooperation

[If shareholder selects "View Proxy Materials" ]

Form Of

"View Proxy Materials Page"

View All Proxy Materials page:

Link 1 - (right justified)

View Proxy Materials Login

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

[when select "Log-in" button shareholder is directed to Screen 1 "Log-in Screen"]

Text - (left justified) View Proxy Materials

Text - (left justified) Fidelity Investments

[If shareholder has already input his/her control number the trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear before the table)

Table 1 - (centered)

Date	Trust Name: Fund Name(s)	Link(s) Click on the document that you wish to view:
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

View Current Proxy Materials page:

Text - (left justified) View Proxy Materials

Text - (left justified) Fidelity Investments

Text - (left justified) Proxy Materials

[trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear here)

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE